Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long GOLD ETF (BU)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

October 29, 2025

Supplement to the Statutory Prospectus

and Statement of Additional Information (“SAI”),

each dated August 29, 2025

Effective immediately, the Fund’s ticker symbol is changed in accordance with the following chart. Accordingly, all references to the Fund’s ticker symbol in the Prospectus and SAI are hereby amended and restated to reflect the Fund’s new ticker symbol.

Fund Name	Old Ticker Symbol	New Ticker Symbol
Defiance Daily Target 2X Long GOLD ETF	GOLX	BU

Please retain this Supplement for future reference.